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FIRST OPTIONS OF CHICAGO, INC.
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PRINT NAME(S)
                                                       (collectively, "Agent")
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PRINT NAME(S)

is/are subject to the following restrictions regarding cash withdrawals as of ______________________________ (date):

_____ No Restrictions  _____ No Withdrawals   Other __________________________

Though Broker will endeavor to honor requested restrictions, it gives no assurances that it will do so. The undersigned will not hold Broker responsible for any failure to comply with such restrictions and acknowledges your right to comply with any communication, instruction, notice or order received from Agent or any individual you believe to be authorized to act on behalf of the undersigned even if any such communication, instruction, notice, or order is inconsistent with the above restriction.
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BROKER-DEALER/MARKET MAKER AGREEMENT

In consideration of First Options of Chicago, Inc. (including each of its divisions) ("Broker") accepting and carrying one or more accounts and agreeing to act as Broker for the undersigned broker-dealer ("Customer"), Customer agrees to the terms and conditions contained in this Agreement. This Agreement shall govern all of Customer's accounts with Broker (whether such accounts are currently open, are established hereby or are established in the future) and all transactions recorded in such accounts, including, but not limited to, transactions in or involving all forms of exchange traded and over-the-counter securities, instruments and evidence of indebtedness of any and every kind and nature whatsoever, contracts for the forward delivery of currency, repurchase agreements and reverse repurchase (resale) agreements involving debt or equity instruments of all kinds, and options (whether exchange traded or over-the-counter) on any underlying security, group of securities or index securities, whether debt or equity or foreign currency (collectively, "Securities"); PROVIDED, HOWEVER, that except for Sections 2.4, 3, 4 and 20.6 hereof, this Agreement shall not govern transactions or assets in Customer's commodity futures accounts carried by Broker. As used herein, the term "Affiliates" shall mean all persons controlling, controlled by, or under common control with, Broker.

1.    APPLICABLE RULES AND REGULATIONS

All transactions in Customer's accounts shall be subject to the constitution, rules, regulations, interpretations, directives, customs, practices and usages of the applicable exchange or market and its clearing house, if any, where the transactions are executed by, or on behalf of, Customer. Such transactions also are subject to all applicable laws, rules, regulations, rulings, directives and interpretations of any governmental or regulatory authorities or any self-regulatory organizations as amended and supplemented from time to time. Customer acknowledges and agrees that Customer does not have a private right of action with respect to the constitution, rules or regulations of any exchange or other self-regulatory organization.

2.    MARGIN

2.1 Customer represents and warrants to Broker that Customer has had an opportunity to discuss with Broker, and Customer fully understands and accepts, the risks associated with the use of margin. Moreover, Customer acknowledges and agrees that the extension of credit by Broker to Customer is a privilege and not a right, and any such extensions (including, but not limited to, Broker permitting Customer to trade on margin) place Broker, and its funds at risk. It is further acknowledged and agreed that in light of Broker's right to protect itself, Broker is not obligated in any way or at any time to extend credit to Customer, and decisions of Broker to extend credit to Customer and permit Customer to trade on margin are made in Broker's sole and absolute discretion.

2.2 Customer agrees to deposit and maintain in all accounts with Broker such positions, margins, premiums and collateral as required by all applicable statutes, rules, regulations, exchanges, procedures and customs, or as Broker may deem necessary and advisable from time to time (in light of Broker's margin or risk guidelines or otherwise) in its sole and absolute discretion. Customer agrees that Broker is authorized to establish required margin at any amount Broker, in its sole and absolute discretion, deems appropriate without regard to minimum margin requirements imposed by statutes, laws, rules, regulations, exchanges, procedures or customs. Broker, in its sole and absolute discretion, may change such margin requirements at any time without prior notice to Customer. Customer agrees promptly to satisfy all margin and maintenance calls. Customer also agrees to pay interest charges which are imposed by Broker from time to time in Broker's sole and absolute discretion with respect to Customer's accounts and to pay on demand any debit balance owing with respect to any of Customer's accounts.

2.3 Broker shall have the right, in its sole and absolute discretion (whether based on its general policies regarding risk control and Broker's margin maintenance requirements then in existence, or if Broker considers it necessary for Broker's protection at any time in light of credit considerations, market conditions, or any other subjective or objective criteria whatsoever), to require additional collateral and to sell any and all Securities and other property in Customer's accounts, whether carried individually or jointly with others, to buy any or all Securities and other property which may be short in such accounts, to cancel any open orders, to close and/or terminate any or all outstanding Securities transactions, to effect hedging or offsetting transactions to reduce risk in such accounts, and to close out any or all of Customer's accounts in whole or in part, all without demand for margin or additional margin, notice of sale or purchase, or other notice, demand, call or advertisement whatsoever. Any such sales or purchases may be made at Broker's sole and absolute discretion, directly or through agents, on any exchange or other market where such business is usually transacted, or, except as prohibited by applicable law, at public auction or private sale, and Broker may be the purchaser for Broker's own account. It is understood that any prior demand, call or notice of the time and place of such sale or purchase shall not be considered a waiver of Broker's right to sell or buy without any such demand, call or notice, and that Customer remains liable for all costs, expenses or debit balances incurred in connection therewith. If less than all of Customer's Securities or other property are to be

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FIRST OPTIONS OF CHICAGO, INC.
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bought, sold, closed out or terminated. Broker may in its sole and absolute discretion select which Securities or other property are to be bought, sold, closed out or terminated. The provisions of this Section 2.2 are exclusively for the benefit and protection of Broker, and Customer agrees that Broker shall have no obligation to Customer to take any action permitted hereunder, and shall have no liability to Customer for any action taken hereunder.

2.4 If Customer, now or in the future, has more than one account (including commodity accounts) with Broker, for purposes hereof, all of the accounts shall be considered to be a single account so that any funds or property in any one account may be transferred (to the fullest extent permitted by law) to any other account and used by Broker to cover margin calls, debit balances or deficits in any other such account.

3.    LIENS AND SECURITY INTEREST

All Securities and other property, and all proceeds thereof, now or hereafter held, earned or maintained by Broker (or in the possession or control of Broker or its bailee) in or for any account (including any commodity account) in which Customer has an interest, now or hereafter opened, and any membership owned by Customer on any exchange (or interest therein) shall be subject to a first lien and first priority perfected security interest for the discharge of any and all indebtedness or any other obligation of Customer to Broker, and are to be held by (or pledged to) Broker as security for the payment of any such obligations or indebtedness to Broker in any such account. Broker shall have the right to deduct any amounts from Customer's accounts and to transfer Securities and other property, to the fullest extent permitted by law, so held from or to any of Customer's accounts, including any commodity or joint account in which Customer has an interest (and may transfer such Securities and other property from any of Customer's accounts to accounts guaranteed by Customer), without prior notice to Customer whenever Broker, in its sole and absolute discretion, considers such a transfer necessary for the protection of Broker. Customer shall promptly execute, deliver, file and maintain all further instruments and documents, including financing statements under the UCC and take all further action Broker, in its sole and absolute discretion, deems necessary or appropriate to continuously perfect and protect the above-referenced liens and security interests. In enforcing its lien, Broker shall have sole and absolute discretion to determine which Securities and property are to be bought, sold, closed-out or terminated. Any such actions shall be effected in accordance with the procedures described in Section 2.3 above.

4.    DEFAULT AND LIQUIDATION

If Customer defaults on any obligation under any transaction or agreement with Broker, if Customer shall become bankrupt, insolvent or subject to any bankruptcy, reorganization, insolvency or similar proceeding, or if for any reason, in Broker's sole and absolute discretion, Broker deems it advisable for Broker's protection. Broker may, in Broker's sole and absolute discretion, without notice, tender, call or demand to Customer and at such times and places as Broker may determine, (i) cancel, terminate, accelerate, liquidate and/or close-out any or all transactions, accounts, positions and agreements between Customer and Broker, (ii) pledge or sell any Securities or other property which Broker may hold for Customer or which is due to Customer (either individually or jointly with others) and apply the proceeds to the discharge of the obligation, (iii) set-off, net and recoup any obligations to Customer against any obligations to Broker, (iv) exercise all rights of a secured creditor in respect of all collateral held by Broker or in which Broker has a security interest, (v) cover any open positions of Customer by paying in or borrowing Securities or otherwise, and (vi) take such other actions as Broker deems appropriate in its sole and absolute discretion including, but not limited to, establishing positions in Customer's account for purposes of hedging or reducing risk; Customer shall at all times be liable for the payment upon demand of any amounts advanced, any debit balance or other obligations owing in any of Customer's accounts with Broker, including interest and commissions and any reasonable costs of collection including all fees and expenses of attorneys, including in-house attorneys of Broker or its Affiliates). Customer shall be liable to Broker for any deficiency remaining in any such accounts in the event of the liquidation thereof, in whole or in part, by Broker or Customer, and Customer shall promptly reimburse Broker for any loss or expense incurred thereby, including losses sustained by reason of an inability to borrow any Securities or other property sold for Customer's accounts. This Section 4 shall apply in its entirety to Customer's commodity accounts maintained with Broker.

5.   COMMISSIONS

Customer agrees to pay such commission rates as Broker may from time to time charge, as well as all other costs and fees (including, without limitation, custody fees, ticket and clearing charges and fees imposed by the exchanges or other regulatory or self-regulatory organizations) arising out of Broker's provision of services hereunder. Customer understands and agrees that Broker may, at any time, change its commissions and other costs and fees without notice, in Broker's sole and absolute discretion.

6.   INTEREST AND CREDIT POLICIES

Customer acknowledges receipt of Broker's Truth-In-Lending Statement and understands and agrees that interest will be charged on all deficits or debit balances, howsoever arising, and for financing charges incurred pursuant to paragraph (c)(2)(x) of 17 C.F.R. 240.15c3-1 in accordance with the methods and procedures described in the above referenced statement or in any amendment or revision thereto which may be provided to Customer from time to time.

7.    OPTION CONTRACT LIQUIDATING AND EXERCISING INSTRUCTIONS

7.1 Customer is fully responsible for taking action to exercise an option contract, whether it be exchange listed or over-the-counter. Broker shall not be required to take any action with respect to an option contract, including any action to exercise a valuable option prior to its expiration date, except upon express instructions from Customer. Customer understands that the exchanges, markets and clearing houses have established various cut-off times for the tender of advices regarding intent to exercise, for the tender of exercise instructions and for the tender of other similar notices and information, and that Broker has established cut-off times for the foregoing notices, advices and instructions which may be different from the times established by the exchanges, markets and clearing houses. Customer's options will become worthless if Customer does not deliver instructions prior to Broker's established cut-off times. Customer understands that customer hereby agrees to waive any and all claims for damages or losses which Customer might have against Broker because an option was not exercised as a result of Customer's failure to deliver notices timely.

7.2 Customer understands that all short option positions are subject to assignment at any time, including positions established on the same day that exercises are assigned. Customer further understands that exercise assignment notices are allocated by a method selected in Broker's sole and absolute discretion from among all of the short option positions which are subject to exercise which are held in the customer clearing range at Options Clearing Corporation.

7.3 If Customer fails to provide instructions as described in 7.1 above, Broker may, in its sole and absolute discretion, liquidate any

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FIRST OPTIONS OF CHICAGO, INC.

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open positions or exercise or allow the expiration of any options, in such manner and on such terms as Broker, in its sole and absolute discretion, deems necessary or appropriate.

8.   POSITION LIMITS

Customer agrees not to exceed the position limits established by law, rule, regulation, any applicable regulatory or self-regulatory authority, any exchange or any market for Customer's accounts or otherwise, whether acting alone or in concert with others. Customer acknowledges that Broker has the right, in its sole and absolute discretion, to limit the number of positions in Customer's accounts, and Customer agrees to abide by such limits. Customer agrees to abide by all other applicable laws, rules and regulations with respect to maintaining accounts with Broker. Customer acknowledges that under applicable rules Broker may be required to provide the regulatory and self-regulatory authorities with information concerning Customer's Securities positions and related data.

9.   FOREIGN CURRENCY RISK

Customer agrees that in the event that Customer directs Broker to enter into any transaction denominated in a foreign currency: (i) any profit or loss arising from a fluctuation in the exchange rate affecting such currency will be entirely for Customer's account and risk, (ii) all initial and subsequent deposits for margin purposes shall be made in U.S. Dollars, in such amounts as Broker may, in its sole and absolute discretion, require, and (iii) Broker is authorized to convert funds in Customer's account into and from such foreign currency at a rate of exchange determined by Broker, in its sole and absolute discretion, on the basis of then prevailing money markets, and Customer will reimburse Broker for any expenses incurred in connection therewith.

10.  CONFIRMATION AND STATEMENTS

All confirmations, purchase and sale notices, correction notices, account information and any other notices and reports to Customer (collectively, "Statements"), shall be conclusive and binding on Customer if not objected to in writing prior to the opening of the securities markets in New York City on the day such Statements are delivered to Customer (unless such day is not a trading day, in which case prior to the opening of such markets on the next trading day); provided, however, if Statements reflecting transactions are not delivered to Customer prior to thirty minutes before the opening of such markets, such Statements shall be conclusive and binding on Customer, if not objected to in writing within one hour after delivery of such Statements to Customer. All such Statements shall be deemed personally delivered and received by Customer in accordance with Section 20.10 hereof. Customer expressly waives any right to object to any transaction or terms of any transaction reflected in such Statements, whether effected by Customer, Broker or any other person if such objection is not made within the applicable time period set forth above.

11.  TRANSACTIONS AND SETTLEMENTS

All orders for the purchase or sale of Securities or other property will be deemed authorized by Customer and will be executed with the understanding that an actual purchase or sale is intended and that it is Customer's intention and obligation in every case to deliver certificates or other instruments to cover any and all sales or to receive and pay for certificates or other instruments upon Broker's demand. If Customer makes a short sale of any Securities or other property or if Customer fails to deliver to Broker any Securities or other property that Customer has sold or Broker has sold on Customer's behalf, Broker is authorized, in its sole and absolute discretion, to borrow Securities or other property necessary to enable Broker to make delivery, and Customer agrees to reimburse Broker for any cost, loss or expenses Broker may incur and the cost and expenses of obtaining the Securities and other property if Broker is unable to borrow them. Broker is authorized, in its sole and absolute discretion, to make advances and expend monies as required in connection therewith.

12.  ORDERS

Customer agrees that Broker may, in Broker's sole and absolute discretion and without prior notice to Customer, refuse to accept or execute any order from Customer, including, but not limited to, circumstances where Broker believes that the execution of Customer's order would be in contravention of applicable law; provided, however, that Broker shall endeavor to give Customer notice of such refusal as soon as is practicable. Broker shall not have any (i) liability to Customer hereunder as a result of Customer's reliance on any instructions, notices or communications (whether oral or in writing) that Broker believes to be by an individual authorized to act on behalf of Customer or (ii) duty or obligation to inquire into the purpose or propriety of any instruction, notice or communication given.

13.  SHORT AND LONG SELL ORDERS

With reference to the rules promulgated by the Securities and Exchange Commission under Section 10(a) of the Securities Exchange Act of 1934, Customer hereby undertakes and agrees to designate all sell orders for Securities as either "long" or "short." Customer further understands and agrees that the designation by Customer of an order as a "long" sell order shall be a certification by Customer that the Security ordered to be sold is owned by Customer and that either (i) such Security has been forwarded to such account, or (ii) it is then impracticable to deliver such Security to such account, but that Customer will deliver such Security to such account as soon as is possible without undue inconvenience or expense.

14.  RECORDING OF TELEPHONE CONVERSATIONS

Customer recognizes that both parties are afforded protection by the recording of telephone conversations, and Customer acknowledges, authorizes and consents to the recording of conversations by means of electronic telephone recording equipment, whether such conversations occur between shareholders, officers, directors, partners, employees or other agents of Broker and Customer. Customer understands that Broker may, in its sole and absolute discretion, tape record conversations without further notice or disclosure, without the use of an automatic tone warning device, and without assuming responsibility to make or retain such tape recordings. It is further agreed that such recordings may be used as evidence by Broker in any disputes between Broker and Customer, subject to proper authentication.

15.  THIRD PARTY ACTIONS

15.1 Customer agrees that Broker is responsible for complying with all legal proceedings, citations, sequestrations, attachments, arbitral or judicial orders, including but not limited to demands or requests issued by a regulatory or self-regulatory authority, in each case related to Customer's accounts with Broker, and Broker shall not be liable to Customer for obeying any order given in such proceedings, including any judicial process or any order issued by an arbitral or judicial tribunal or regulatory or self-regulatory authority of competent jurisdiction which has the effect of restricting activity in, or withdrawals from, Customer's accounts, or requiring Broker to disclose information regarding Customer's accounts, including Statements and this Agreement.

15.2 Customer hereby authorizes Broker to pay, in Broker's sole and absolute discretion, without notice or consent of Customer, any and all invoices submitted by third parties for payment of business-


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related services provided to Customer, including, but not limited to, invoices for brokerage fees, seat leases, seat loans, telephone services, computer services, office leases, and exchange fees and charge the invoice against Customer's accounts maintained with Broker. Without waiving any defenses that Customer may have with respect to invoices submitted by third parties to Broker, Customer further agrees that presentment of any such invoice by a third party to Broker shall constitute conclusive proof of the validity of such invoice for Broker's purposes only. Disputes regarding any such invoice shall be resolved by Customer and the third party. Notwithstanding such authorization, Broker shall not have any responsibility or liability to Customer or any third party for improper payment or failure to make such payment.

16.  LIMITATIONS OF LIABILITY

16.1 Customer consents to Broker's use of automated systems, service bureaus or the Internet (including systems, service bureaus and websites owned or operated by Broker or Broker's Affiliates) in conjunction with Customer's accounts with Broker, including, but not limited to, automated order entry, execution, recordkeeping, reporting, account reconciliation, electronic transmissions of communications (including, but not limited to the Internet), delivery of Statements and risk management (collectively, "Automated Systems"). Customer understands that the use of Automated Systems entails risks, including, but not limited to, interruptions of service, system or communications failures, delays in service, errors or omissions in information provided, errors in the design or functioning of such Automated Systems and corruption of Customer's data or systems (collectively, a "System Failure"), that could cause substantial damage, expense or liability to Customer. BROKER MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE SELECTION, DESIGN, FUNCTIONALITY, OPERATION, TITLE OR NON-INFRINGEMENT OF ANY AUTOMATED SYSTEM, AND MAKES NO EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, TITLE AND/OR NON-INFRINGEMENT, AND SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY WITH RESPECT THERETO WITHOUT LIMITING THE FOREGOING. BROKER EXPRESSLY DISCLAIMS ANY REPRESENTATION THAT ANY AUTOMATED SYSTEM WILL OPERATE UNINTERRUPTED OR BE ERROR-FREE.

16.2 Broker and its Affiliates, and its and their directors, officers, partners, stockholders, members, employees, representatives, agents, successors and assigns (collectively, "Indemnified Parties") will have no liability whatsoever for any claim of loss, cost, expense, damage or liability of Customer or any third person arising out of or relating to any System Failure, regardless of whether such claim is based on contract, tort, strict liability or any other theory. Indemnified Parties will not have any liability for the actual or alleged insufficient exercise of care in selecting any sub-agents or in selecting, monitoring or operating any Automated System, for any failure or delay in informing Customer of any System Failure or in taking action to prevent or correct any such System Failure. In no event will Indemnified Parties have any liability for any incidental, special or consequential damages, including, but not limited to, loss of profits or loss of use, even if Indemnified Parties were aware of the likelihood of such damages, in connection with any Automated System or any System Failure. Indemnified Parties have no responsibility to inform Customer of (i) any decision to use, not use or cease using any Automated System, (ii) the characteristics, functions, design or purpose of any Automated System, or
(iii) any specific risks inherent in any Automated System.

16.3 Notwithstanding anything herein to the contrary, Broker shall have no responsibility or liability to Customer hereunder (i) in connection with the performance or non-performance by any contract market, clearing house, clearing firm or other third party (including banks and telecommunications providers); (ii) as a result of any prediction, recommendation or advice made or given by a representative of Broker, whether or not made or given at the request of Customer; (iii) as a result of Broker's reliance on any instructions, notices and communications that it believes to be by an individual authorized to act on behalf of Customer; (iv) as a result of any delay in the performance or non-performance of any of Broker's obligations hereunder directly or indirectly caused by the occurrence of any contingency beyond the control or anticipation of Broker, including, but not limited to, the unscheduled closure of an exchange or contract market, delays in the transmission or communication of orders or Statements due to breakdowns or failures of transmissions or communication facilities, execution and/or trading systems, Automated Systems or other systems, government restrictions, exchange or market actions, market movements, suspensions of trading, wars or strikes, it being understood that Broker shall be excused from performance of its obligations hereunder for such period of time as is reasonably necessary after such occurrence to remedy the effects therefrom; (v) as a result of any action taken by or on behalf of Broker, or Broker's failure to act, if such action or inaction is necessary to comply with applicable law; or (vi) for any acts or omissions of those neither employed nor supervised by Broker. Broker shall not be responsible for any loss, liability, damage, cost or expense incurred by Customer except to the extent that such loss, liability, damage, cost or expense arises from Broker's gross negligence or willful misconduct.

17.  ROLE OF BROKER

Customer acknowledges that Broker may provide brokerage services to Customer and that Broker is acting as clearing agent only for Customer (and not as agent for any other purpose). Customer agrees that Broker is not responsible to, and does not, render investment advice, make recommendations, or otherwise advise Customer with respect to the management or operation of its accounts.

18.  CUSTOMER REPRESENTATIONS AND WARRANTIES: VERIFICATION OF INFORMATION

18.1 Customer continuously represents and warrants to Broker, during the term hereof, that (i) Customer has full right, power and authority to enter into this Agreement, and the person executing this Agreement on behalf of Customer is authorized to sign this Agreement and all related documents on behalf of Customer; (ii) this Agreement is binding on Customer and enforceable against Customer in accordance with its terms; (iii) all Securities transactions in Customer's accounts shall be for Customer's own proprietary accounts and not for the account of any customers of Customer; (iv) Customer may lawfully establish and open accounts for the purpose of effecting purchases and sales of Securities through and with Broker, and Customer is authorized to buy, sell and trade Securities of every kind whatsoever for the account and risk of Customer, and to borrow money for such purposes in said account in accordance with the terms and conditions of this Agreement; (v) transactions entered into pursuant to this Agreement will not violate any applicable law to which Customer is subject or any agreement to which Customer is subject or a party; (vi) the person or persons authorized to give instructions to Broker, including for purposes of withdrawing funds for any purpose, is designated in the New Account Form preceding this Agreement (which New Account Form and the information contained therein is hereby incorporated into this Agreement), although Customer acknowledges Broker's right to comply with any communication,

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FIRST OPTIONS OF CHICAGO, INC.

instruction, notice or order received from any individual Broker believed to be authorized to act on behalf of Customer even if any such communication, instruction, notice or order is inconsistent with information provided in the New Account Form or other documents provided in connection with the opening of Customer's accounts; (vii) Customer is duly organized and in good standing pursuant to the laws of the jurisdiction of its organization; (viii) Customer has, and during the term of this Agreement will maintain and keep current, any and all licenses, memberships, consents and registrations necessary to conduct its business; (ix) no funds have been or will be solicited from any other persons for trading in Securities in violation of federal or state law; and (x) all information provided to Broker by Customer either in the New Account Form preceding this Agreement or in any other form or for any other purpose is true and correct, and Customer shall immediately (and in no event later than within one business day) notify Broker and its Affiliates of any change in such information.

18.2 Customer expressly authorizes Broker, without further authorization, to obtain information from any exchange of which Customer is a member or on which it effects transactions regarding exchange memberships owned or leased by Customer. As part of this Agreement, Customer understands and agrees that an investigation may be made pertaining to Customer's credit standing and account at any time and Broker, in its sole and absolute discretion, may share this information with its Affiliates. If such an investigation is conducted, Customer understands and agrees that Customer has the right to make a written request, within a reasonable period of time, for a complete and accurate disclosure of the nature and scope of such investigation.

19. INDEMNIFICATION

19.1 Customer, and with respect to each joint account, each account member, jointly and severally hereby agrees fully to indemnify, hold harmless and reimburse indemnified Parties, on a current basis, from and against any and all losses, claims, actions, demands, suits, proceedings, damages and expenses whatsoever, including, without limitation, regulatory or self-regulatory fines, attorneys' fees and expenses (including fees and expenses of in-house attorneys of Broker), costs of collection and any other costs suffered or incurred by any such Indemnified Party (collectively, "Damages") arising out of or relating to: (i) any transaction effected for or in Customer's accounts, (ii) Broker's compliance with any communications, notices, instructions or orders received from any individual Broker believed to be authorized to act on behalf of Customer, (iii) failure of Customer to perform its obligations hereunder, including, without limitation, failure to meet any margin call or to pay any amount due to Broker, (iv) breach of any representation or warranty by Customer made herein or any false or misleading statement or representation made by Customer or a representative of Customer,
(v) any act, failure to act, or omission by Customer in respect of any of Customer's accounts maintained with Broker, (vi) Customer's failure to comply with any provision of any applicable law, rule, or regulation, or any rule, requirement, policy or limit of Broker in connection with Customers' trading activities, or (vii) any proceeding, claim or demand made by: (x) any person against Customer's accounts or any of the Securities or property therein for any reason including, but not limited to, any action or failure to act by Broker pursuant to Section 15.2 hereof, (y) Customer or others against Broker by reason of any payment or non-payment as contemplated by Section 15.2 hereof, or (z) any regulatory or self-regulatory authority against Broker in connection with any action or failure to act of Customer.

19.2 In the event any such claim or demand is made, Broker, in its sole and absolute discretion, is authorized to withhold, transfer, use and apply any funds or other property of Customer in its possession whenever Broker deems it necessary to pay amounts or to discharge obligations owing to Broker by reason of this Section 19. Nothing contained herein shall be construed as imposing an obligation on Broker to take any steps in connection with any such action, proceeding, claim or demand.

20. GENERAL

20.1 GOVERNING LAW. This Agreement and its interpretation and enforcement shall be governed by the laws of the United States and the laws of the State of Illinois, without giving effect to conflict of laws or choice of laws principles.

20.2 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and shall inure to the benefit of, Customer's personal representatives, executors, administrators, conservators, heirs, successors and assigns, as applicable, as well as Broker's successors, by merger, consolidation or otherwise, and assigns, and Broker may transfer Customer's accounts to any such successor or assign. In the event of Customer's death, incompetency, disability or dissolution, as applicable, whether or not an executor, custodian, administrator, committee or conservator shall have qualified or been appointed, Broker may, in its sole and absolute discretion, cancel any open orders for the purchase or sale of any Securities or other property, place orders for the sale of Securities or other property which Broker may be carrying for Customer and for which payment has not been made, or buy or borrow any Securities or other property Customer's accounts may be short, or any part thereof, under the same terms and conditions as hereinabove stated as though Customer were alive and competent, or in good standing, as applicable, without prior notice to Customer's heirs, executors, administrators, custodians, personal representatives, assigns, committee or conservators.

20.3 VALIDITY. If any provisions of the Agreement should become inconsistent with the laws, rules or regulations of any governmental or regulatory body or any self-regulatory organization having jurisdiction over the subject matter, such provisions shall be deemed to be modified to the extent necessary to comply therewith or, if necessary, rescinded in accordance with such laws, rules or regulations. If any provision or condition of this Agreement shall be held to be invalid or unenforceable by any court or regulatory or self-regulatory agency or body, such invalidity or unenforceability shall attach only to such provision or condition and only to the extent of such invalidity or unenforceability. The validity of the remaining provisions and conditions shall not be affected and this Agreement shall continue and any such invalid or unenforceable provision or condition shall be deemed modified to the extent necessary to be deemed valid and enforceable. This Agreement supersedes any other customer agreement, written or oral, which Customer previously entered into with Broker relation to the subject matter of this Agreement, but supplements the terms of any commodity customer agreement between Broker and Customer relating to futures contracts and options thereon, the terms of any Software License and Services Agreement entered into between Broker or any of its Affiliates and Customer and the terms of any agreement among Customer, Broker and the Options Clearing Corporation.

20.4 AGENTS. Notwithstanding anything in this Agreement to the contrary, all actions taken by or authorized to be taken by Broker under this Agreement, may be taken by or through the use of agents of Broker, including its Affiliates.

20.5 FURTHER LIMITATION OF LIABILITY. Nothing in this Agreement shall be interpreted to obligate Broker to take any actions authorized or permitted hereunder (including, but not limited to, liquidating

Customers account on any portion thereof regardless of the value or risk of Customer's positions or accounts, and Broker shall have no liability to Customer for any action taken, or failure to act, under this agreement, including, but not limited to, any action taken or failure to act under Sections 4 or 5.2 hereof.

20.6 WITHHOLDING TRANSFER AND USE OF CUSTOMER FUNDS. Customer expressly authorizes Broker to withhold, transfer, use and apply any funds or other property of Customer (including, but not limited to, any Securities or other property in Customer's accounts, including any commodity accounts, and the proceeds thereof) in Broker's possession whenever Broker, in its sole and absolute discretion, deems it necessary to pay, satisfy or discharge any obligations owing to Broker under this Agreement or otherwise arising out of Customer's relationship with Broker, including, but not limited to, Customer's indemnification obligations under this Agreement. In furtherance thereof, and not by way of limitation, Customer has executed in favor of Broker and its Affiliates an Authorization to Transfer Funds, and such Authorization is incorporated into this Agreement. In the event of any conflict or inconsistency between this Agreement and the Authorization to Transfer Funds, the terms of the Authorization, with respect to the subject matter thereof, shall control.

20.7 MODIFICATION AND WAIVER. This Agreement may not be modified and none of its provisions may be waived, except by a writing signed by an officer of Broker. Customer agrees that (i) no employee of Broker who is not an officer of Broker, irrespective of his or her general powers, shall have authority to modify this Agreement or waive any of its provisions, either orally or in writing, and (ii) no course of dealing between Broker and Customer nor any waiver in any one or more instances shall be deemed a waiver in any other instance. Under no circumstances may the parties agree to oral modifications of any terms hereof and no judicial precedent shall be construed as superseding the parties express agreement to prohibit oral modifications hereof.

20.8 TERMINATION. This Agreement shall continue in full force and effect until terminated by either Broker or Customer in writing and, in the case of a termination by Customer, by delivery of said written termination notice to and actual receipt by an officer of Broker and unless so terminated the Agreement shall continue even if Customer's accounts are wholly closed and subsequently reopened. In the event of such termination, Customer shall either close out open positions in Customer's account or arrange for such open positions to be transferred to another broker. Upon satisfaction by Customer of all of Customer's obligations and liabilities, Broker shall transfer to Customer or to another broker, as Customer may instruct, all cash, Securities and other property held in Customer's accounts. All applicable provisions contained herein will survive the termination of Customer's accounts and this Agreement, including, but not limited to, Customer's indemnification obligations under Section 19.1 hereof. Notwithstanding the foregoing, the terms of this Agreement shall apply to all transactions and events and to any liabilities and obligations of Customer which occurred or were accrued prior to such termination.

20.9 CAPTIONS. Captions used in this Agreement are for convenience and reference only and shall not be construed so as to affect the meaning of the text hereof.

20.10 NOTICES, STATEMENTS AND COMMUNICATIONS. All notices, Statements and other communications, including, but not limited to, margin and maintenance calls, whether by mail, telegraph, facsimile, telephone, messenger, e-mail (including over the Internet) or otherwise, sent to Customer at any of the addresses or other Customer locators appearing on Broker's books and records, until Broker has actually received notice of different addresses or Customer locators, shall be deemed to have been personally delivered to and received by Customer as of the time sent by Broker, whether or not actually received by Customer. All such notices, Statements and other communications sent to Customer by being made available to Customer via Broker's Internet or intranet website, file transfer protocol or other electronic means, whether now in existence or in the future devised (collectively, "Electronic Communications"), shall be deemed to have been personally delivered to and received by Customer as of the time Broker reasonably believes such notices or other communications to be accessible by Customer through such Electronic Communications, whether or not actually accessible or accessed by Customer.
It shall be the obligation of Customer to access all Electronic
Communications.

21. ARBITRATION AND LITIGATION OF DISPUTES

21.1 ARBITRATION DISCLOSURES.

*    ARBITRATION IS FINAL AND BINDING ON THE PARTIES.

* THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL.

* PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND DIFFERENT FROM COURT PROCEEDINGS.

* THE ARBITRATORS AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY THE ARBITRATORS IS STRICTLY LIMITED.

* THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY, UNLESS CUSTOMER IS A MEMBER OF THE ORGANIZATION SPONSORING THE ARBITRATION FACILITY, IN WHICH CASE ALL ARBITRATORS MAY BE AFFILIATED WITH THE SECURITIES INDUSTRY.

21.2 ARBITRATION

CUSTOMER AGREES AND, BY CARRYING ACCOUNTS FOR CUSTOMER, BROKER AGREES THAT ANY AND ALL CONTROVERSIES WHICH MAY ARISE BETWEEN CUSTOMER AND BROKER CONCERNING (i) ANY TRANSACTION CONTEMPLATED HEREBY, (ii) CUSTOMER'S ACCOUNTS,
(iii) THE HANDLING OF CUSTOMER'S ACCOUNTS BY BROKER, OR (iv) THE CONSTRUCTION, INTERPRETATION, PERFORMANCE OR BREACH OF THIS OR ANY OTHER AGREEMENT BETWEEN CUSTOMER AND BROKER PERTAINING TO SECURITIES OR OTHER PROPERTY, WHETHER ENTERED INTO PRIOR, ON OR SUBSEQUENT TO THE DATE HEREOF, SHALL BE DETERMINED BY ARBITRATION. ANY ARBITRATION UNDER THIS AGREEMENT SHALL BE CONDUCTED, PURSUANT TO THE FEDERAL ARBITRATION ACT AND THE LAWS OF THE STATE OF ILLINOIS, BEFORE THE CHICAGO BOARD OPTIONS EXCHANGE OR THE NEW YORK STOCK EXCHANGE, OR AN ARBITRATION FACILITY PROVIDED BY ANY OTHER EXCHANGE OF WHICH BROKER IS A MEMBER, OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, AND SHALL BE CONDUCTED IN ACCORDANCE WITH THE RULES OF THE SELECTED FORUM.

FIRST OPTIONS OF CHICAGO, INC.
- -------------------------------------------------------------------------------
THE AWARD OF THE ARBITRATORS, OR OF THE MAJORITY OF THEM, SHALL BE FINAL AND BINDING, AND JUDGMENT UPON THE AWARD RENDERED MAY BE ENTERED IN ANY COURT
STATE OR FEDERAL, HAVING JURISDICTION.

NO PERSON SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL:

      (i)    THE CLASS CERTIFICATION IS DENIED;

      (ii)   THE CLASS IS DECERTIFIED; OR

      (iii)  CUSTOMER IS EXCLUDED FROM THE CLASS BY THE COURT.

SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

22.   LOAN CONSENT

CUSTOMER HEREBY AUTHORIZES BROKER TO LEND EITHER TO ITSELF OR TO OTHERS ANY SECURITIES OR OTHER PROPERTY HELD BY BROKER IN CUSTOMER'S ACCOUNTS AND TO CARRY SUCH SECURITIES AND OTHER PROPERTY IN BROKER'S GENERAL LOANS. SUCH SECURITIES AND OTHER PROPERTY MAY BE PLEDGED, REPLEDGED, HYPOTHECATED OR REHYPOTHECATED EITHER SEPARATELY OR IN COMMON WITH OTHER SUCH SECURITIES AND OTHER PROPERTY (AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MAY BE USED BY BROKER IN SECURITIES REPURCHASE AND REVERSE REPURCHASE AGREEMENTS WITH OTHERS, INCLUDING AFFILIATES) FOR ANY AMOUNTS DUE TO BROKER THEREON OR FOR A GREATER SUM, AND BROKER SHALL HAVE NO OBLIGATION TO RETAIN A LIKE AMOUNT OF SIMILAR PROPERTY IN ITS POSSESSION AND CONTROL. CUSTOMER ACKNOWLEDGES AND AGREES THAT BROKER, WHEN LENDING SECURITIES HELD BY BROKER IN CUSTOMER'S ACCOUNTS, MAY WAIVE THE RIGHT TO VOTE, MAY PROVIDE ANY CONSENT OR MAY TAKE ANY SIMILAR ACTION WITH RESPECT TO THE SECURITIES SO LOANED IN THE EVENT THAT THE RECORD DATE OR DEADLINE FOR SUCH VOTE, CONSENT OR OTHER ACTION FALLS DURING THE TERM OF SUCH LOAN.

THIS AGREEMENT CONTAINS A PRE-DISPUTE ARBITRATION CLAUSE AT PAGE 7, SECTION 21, AND BY EXECUTING THIS AGREEMENT CUSTOMER ACKNOWLEDGES RECEIPT OF A DUPLICATE COPY THEREOF.







ALL MANAGING MEMBERS/MANAGERS MUST SIGN:

  PEAK6 Capital Management, LLC
- -------------------------------------
Name of LLC


/s/ Matthew Hulsizer                                9-14-99        Matthew Hulsizer, Secretary
- ------------------------------------------------------------      --------------------------------------
Authorized Signature (Managing Member/Manager)      Date          Print Name & Title


/s/ Jennifer J Makowiec                             9-14-99        Jennifer Makowiec, President & CEO
- ------------------------------------------------------------      --------------------------------------
Authorized Signature (Managing Member/Manager)      Date          Print Name & Title


/s/ Mike Rothkopf                                   9-14-99        Mike Rothkopf, Head of Risk Management
- ------------------------------------------------------------      --------------------------------------
Authorized Signature (Managing Member/Manager)      Date          Print Name & Title


FIRST OPTIONS OF CHICAGO, INC.
- -------------------------------------------------------------------------------
SECURITIES-BASED PRODUCTS ADDITIONAL MARGIN/RISK GUIDELINES



     In consideration of First Options of Chicago, Inc.'s ("First Options") right to revise its policies from time to time, either generally or with respect to any particular account, as First Options, in its sole and absolute discretion deems necessary, the undersigned ("Customer") agrees to the following margin/risk guidelines applicable to securities-based products carried by First Options in accounts of Customer ("Account"):

1. Customer shall not have a risk exposure greater than the current net liquidating balance in any Account, given a market move of +/- 1, 2, or 3 standard deviations, as calculated by First Options.

2. Customer shall not have a capital exposure greater than 120% of the current net liquidating balance in any Account. The maximum capital exposure limit shall be one million dollars ($1,000,000) above Customer's net liquidating balance, assuming a market gap of +/-20%.

3. Customer's haircut requirement shall not exceed an amount equal to twice the current net liquidating balance in the Account.

4. Customer may not continue to clear an Account in deficit through First Options, unless Customer has signed documentation acknowledging Customer's obligations to First Options. Such documentation must be satisfactory to, and approved by, First Options.

5.   Customer may not execute opening trades if an Account is in deficit.

6. If Customer is a Lessee who is not guaranteed by another member, Customer may not execute opening trades unless the net liquidating balance in the Account(s) exceeds $25,000.

First Options monitors risk exposure in accounts assuming a market move of +/-15% and +/-20% in each security and in each portfolio. First Options also monitors any account when a position in any one security may expose the account to a loss of 50% or more of its current net liquidating balance given a market move of +/- 1, 2, or 3 standard deviations and 50%.

The above guidelines apply to both intraday positions and those carried overnight. Accounts which fail to abide by these guidelines may be deemed by First Options as not having sufficient margin. As a result, under the Broker-Dealer/Market Maker Agreement between Customer and First Options, First Options shall have authority to liquidate or adjust positions to reduce exposure. In addition, under such circumstances, First Options shall have authority to open new positions in the Account to reduce exposure in the Account.

The undersigned Customer acknowledges that it has received, read and understands First Options' additional margin/risk guidelines for securities-based products carried by First Options.

  PEAK6 Capital Management, LLC
- -------------------------------------
Name of LLC


/s/ Matthew Hulsizer                                9-14-99        Matthew Hulsizer, Secretary
- ------------------------------------------------------------      --------------------------------------
Authorized Signature (Managing Member/Manager)      Date          Print Name & Title


/s/ Jennifer J Makowiec                             9-14-99        Jennifer Makowiec, President & CEO
- ------------------------------------------------------------      --------------------------------------
Authorized Signature (Managing Member/Manager)      Date          Print Name & Title


/s/ Mike Rothkopf                                   9-14-99        Mike Rothkopf, Head of Risk Management
- ------------------------------------------------------------      --------------------------------------
Authorized Signature (Managing Member/Manager)      Date          Print Name & Title


FIRST OPTIONS OF CHICAGO, INC.
- --------------------------------------------------------------------------------
TRUTH-IN-LENDING STATEMENT

     Securities and Exchange Commission Rule 10b-16 requires brokers and dealers to furnish, and update as necessary, information concerning interest charges to their customers. This information is provided to the undersigned ("Customer") in compliance with the requirements of that Rule and to acquaint Customer with the conditions governing interest charges to any margin or other credit account maintained by First Options of Chicago, Inc. ("First Options").

     First Options charges interest on the net assessed debit balance in the trading accounts. The net assessed debit balance is the cost of securities purchased less money deposited to finance these transactions. Accordingly, the net assessed debit balance will vary with subsequent deposits or withdrawals of money and/or additional purchases and sales of securities.

     First Options charges interest on a short sale because no debit balance is created. However, if the margin requirement for the short sale is satisfied by a deposit of securities, a debit may be created by First Options' need to give lenders cash to collateralize the borrowing of certificates required to settle the short sale transaction. In any event, a subsequent adverse mark-to-the-market in connection with a short sale will lead to or increase a debit balance upon which interest will be charged.

     The rate of interest charged by First Options is determined daily. First Options does not employ a fixed interest rate. The interest rate charged is based upon the current Broker Call Loan Rate plus 1/2%. Accordingly, the rate of interest charged on any particular day may rise or fall at any time without prior notice to Customer. The Broker Call Loan Rate is determined daily by First Options based on various published sources. On request, First Options will advise Customer of the current Broker Call Loan Rate.

     The formula used in calculating the interest dollars charged is the daily net balance averaged over the period between each change in the Broker Call Loan Rate, multiplied by the applicable rate of interest as described above, on a basis of a 360-day year.

     Interest charges do not become a part of the debit balance until posted in the account on the fifth business day of the following month.

     Unless payment for the interest charge is made promptly upon posting, the unpaid interest will be added to Customer's debit balance resulting in a capitalizing of the interest charged.

     Pursuant to First Options' Broker-Dealer/Market Maker Agreement, Customer has given First Options a general lien on all money, securities, commodities, or other property which First Options may at any time be carrying for Customer, or which may at any time be in First Options' possession (or in the possession of First Options' bailee) either for safekeeping or otherwise. This collateral will be used to secure any and all of Customer's obligations to First Options without regard to the accounts in which Customer's property may be held. First Options may at any time require Customer to deposit cash or such additional collateral as First Options determines, in its sole and absolute discretion, is necessary to secure Customer's obligations to First Options, First Options' determination to require such a deposit would be based on a number of factors, including the amount and maturity of the credit First Options has extended, the value, nature and volatility of the property securing the obligations. Customer's financial position, and general economic conditions.

     The foregoing fully sets forth the details of First Options' policies with respect to interest charges.


ACKNOWLEDGED AND AGREED TO:

/s/ PEAK6 Capital Management
- ---------------------------------------------
Name of LLC

/s/ Matthew Hulsizer                 9-14-99        Matthew Hulsizer, Secretary
- ---------------------------------------------       ---------------------------------------------
Authorized Signature (Managing Member/Manager)      Print Name & Title

/s/ Jennifer J Makowiec              9/14/99        Jennifer Makowiec, President & CEO
- ---------------------------------------------       ---------------------------------------------
Authorized Signature (Managing Member/Manager)      Print Name & Title

/s/ Mike Rothkopf                    9/14/99        Mike Rothkopf, Head of Risk Management
- ---------------------------------------------       ---------------------------------------------
Authorized Signature (Managing Member/Manager)      Print Name & Title

FIRST OPTIONS OF CHICAGO, INC.
- --------------------------------------------------------------------------------
SOFTWARE LICENSE AND SERVICES AGREEMENT

     In consideration of First Options of Chicago, Inc. (including each of its divisions) ("FOC") providing brokerage, clearing or other services for the undersigned broker-dealer or commodity customer ("Customer"), Customer agrees to the terms and conditions contained in this Software License and Services Agreement ("Agreement").

     FOC desires to grant to Customer and Customer desires to receive a license to use software owned by or licensed by FOC (i) for automated order execution, including a related portfolio module and quotation module, (the "Order Execution Software") and (ii) risk management and trading analytics ("Trading Software"). The Order Execution Software and Trading Software provided now and in the future, including any updates and modifications thereto, is collectively referred to herein as the "Software." As an accommodation to Customer, FOC has agreed to provide Customer with the Software and related equipment described herein, on the terms and conditions set forth below. This Agreement shall govern any and all of the Software and Equipment (as hereinafter defined) provided to Customer now and in the future.

1.   GRANT OF LICENSE; PROVISION OF EQUIPMENT

     a) SOFTWARE. FOC grants to Customer a limited, non-exclusive, non-transferable license to use the Software (object code format only) and accompanying documentation (which documentation shall be included in the definition of "Software"). Customer shall not use, and shall not permit the use of, the Software for any illegal purpose nor use the Software outside of the ordinary course of its business (which business shall not include dissemination of any part of the Software or any information contained therein except as necessary and appropriate to the entry of orders). Customer shall not copy the Software. This license grant does not include the right to sublicense the Software or to use the Software for service bureau, time-sharing or other similar purpose, or to make the Software available by remote access or otherwise to any third party. Customer shall not, nor permit others to, modify, decompile, disassemble or reverse engineer any portion of the Software.

     b) EQUIPMENT. FOC shall provide the equipment necessary to facilitate the use of the Software, including hardware, software, communications equipment, data lines and all other equipment necessary to use the Software (all equipment provided to Customer, now and in the future, shall be collectively referred to as "Equipment"). The Software may be used (i) only on the Equipment provided by FOC; or (ii) with the prior written consent of FOC. Equipment obtained from others, Customer is not the owner of the Software of Equipment and, therefore, will not transfer of sublicense said Software or Equipment to any other person or entity.

2. FEES. Fees for the Software and Equipment shall be on a per share basis and shall be included in the commission charged to Customer by FOC. FOC reserves the right to change any fees at any time.

3. RIGHT OF SETOFF. Without limiting any other rights or remedies available to FOC hereunder or under applicable law, any amount payable to Customer by FOC, at the option of FOC in its sole and absolute discretion, may be reduced by its set-off against any amounts payable (whether at such time or in the future) by Customer to FOC under any other agreements, instruments or undertakings between Customer and FOC (including any amounts owed pursuant to this Agreement). FOC shall have a right of set-off against all deposits, moneys, securities and other property of Customer now or hereafter in the possession of or on deposit with FOC. No security interest or right of set-off shall be deemed to have been waived by any act or conduct of FOC or by any neglect to exercise such right of setoff or to enforce such security interest or by any delay in doing so; all such waivers by FOC hereunder must be in writing and signed by an authorized FOC representative.

4.   DISCLAIMER OF LIABILITY AND WARRANTIES.

     a) Customer understands and agrees that neither FOC nor any of its affiliates, its employees, officers or agents assumes any responsibility for the operation of the Software or any Equipment or use of a Subsystem, as hereafter defined. Specifically, but without limiting any of the foregoing, neither FOC nor any of its affiliates, its employees, officers or agents assumes any responsibility for the availability, timeliness, accuracy or performance of the Software or Equipment or use of a Subsystem, as hereafter defined, regardless of whether or not the Equipment was selected or approved by FOC, is contracted for, by or through FOC or is located on FOC's premises.

     b) Customer has independently evaluated the Software and Equipment, and has concluded that access to the Software and Equipment confers a significant benefit. In addition, Customer acknowledges that the fees charged for the Software do not include any consideration for FOC's assumption of the risk of damages which may arise in connection with Customer's use of the Software, and that the Equipment is manufactured by a third party and, unless provided otherwise under a separate agreement between FOC and Customer, FOC does not and cannot warrant any aspect of the Equipment. In light of the foregoing, Customer assumes all liabilities and risks associated with the use of the Software and Equipment, and each execution of an order by Customer through the Software will constitute a renewed assumption of such liabilities and risks.

     c) Customer, for itself and all other parties for which it is responsible or authorized to act, agrees that neither FOC, nor any affiliate, employee, officer, or agent of FOC, shall be liable for any loss, damage, cost, or expense whatsoever, direct or indirect, regardless

FIRST OPTIONS OF CHICAGO, INC.
===============================================================================
          of the cause, which may arise out of or be in any way related to the use of the Software or Equipment provided pursuant to this Agreement, including but not limited to: (i) any fault or failure in the delivery or operation of the Software or Equipment, regardless of the cause of such fault; (ii) the suspension or termination of, or the inability to use, all or part of the Software or Equipment, or any inaccuracies or omissions in any information or documentation provided, regardless of the cause of such suspensions, terminations, non-usabilities, inaccuracies, or omissions; (iii) the erroneous transmission of data or the transmission or erroneous data; (iv) any failure or delay suffered or allegedly suffered by Customer in concluding trades, however caused; (v) the termination of all or part of this Agreement by FOC as provided in this Agreement; or (vi) any other cause in connection with the furnishing, performance, maintenance, or use of, or inability to use, all or any part of the Software or Equipment. The foregoing shall apply regardless of whether a claim arises in contract, tort, negligence, strict liability or otherwise.

     d) In addition, Customer may subscribe to the services of one or more third party providers, including, but not limited to Instinet, Bloomberg, Globex and Archipelago, for the use of a subsystem to interface with the Software and Equipment provided by FOC (collectively referred to as "Subsystem"). Customer acknowledges that FOC has no control over the Subsystem and agrees, for itself and all other parties for which it is responsible or authorized to act, that neither FOC, nor any affiliate, employee, officer, or agent of FOC, shall be liable for any loss, damage, cost, or expense whatsoever, direct or indirect, regardless of the cause, which may arise out of or be in any way related to the transmission or reception of an order from a Subsystem, including but not limited to: (i) any fault or failure in the operation of the interface or interface feed from any Subsystem; (ii) the suspension or termination of, or the inability to use, all or part of the Subsystem, or any inaccuracies or omissions in any information or documentation provided, regardless of the cause of such suspensions, terminations, non-usabilities, inaccuracies, or omissions; (iii) any failure or delay suffered or allegedly suffered by Customer in concluding trades, however caused; or (iv) any other cause in connection with the furnishing, performance, maintenance, or use of, or inability to use, all or any part of the Subsystem. The foregoing shall apply regardless of whether a claim arises in contract, tort, negligence, strict liability or otherwise.

     e) All Software and Equipment, including all associated materials, are provided "as is." FOC MAKES NO WARRANTIES OR REPRESENTATIONS OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE SOFTWARE OR EQUIPMENT, AND FOC DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND NON-INFRINGEMENT. No oral or written information or advice given by FOC or its agents or employees shall create a warranty, and Customer shall not rely on any such information or advice given by FOC or any such party. There is no assurance that the Software or Equipment will meet Customer's requirements, be error-free, or operate without interruption. In particular, and without limiting the generality of the foregoing, FOC makes no warranty that orders processed through use of the Software, Equipment or any Subsystem will be properly executed. Customer shall be solely responsible for verifying that all such orders have been duly executed.

     f) IN NO EVENT WILL FOC BE LIABLE FOR ANY DIRECT, INCIDENTAL, INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS OF USE, REVENUES, PROFITS, OR SAVINGS. WHETHER SUCH DAMAGES OR LOSSES ARE THOSE OF CUSTOMER OR OF ANY THIRD PARTY. EVEN IF FOC KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES, AND EVEN IF DUE TO FOC'S ERROR, OMISSION OR NEGLIGENCE.

     g) Customer agrees not to challenge the adequacy of any remedy under this Agreement or to claim that a remedy fails of its essential purpose. If a court of competent jurisdiction or an arbitrator, nonetheless, finds a remedy inadequate or that it has failed of its essential purpose. Customer may seek damages from FOC for FOC's gross negligence or willful misconduct not to exceed in any and all events an amount beyond five hundred dollars.

     h) No action by Customer arising out of any breach or claimed breach of this Agreement may be brought more than one (1) year after Customer knew or reasonably should have known of the breach or claimed breach.

5. CUSTOMER'S REPRESENTATIONS/WARRANTIES. Customer hereby represents, warrants and covenants to FOC, as follows:

     a) Customer is engaged, or proposes to engage, in trading for its own account. Customer is a broker-dealer or commodity customer, and will maintain its broker-dealer registration (if applicable) and any necessary memberships or other registrations to perform its duties under this Agreement. Customer will cease using the Software and Equipment and will notify FOC immediately if any of its memberships or registrations in any self-regulatory organizations are terminated for any reason.

     b) Customer will permit only authorized persons to enter orders through the use of the Software, and all such persons shall be properly supervised pursuant to applicable exchange regulations.

     c) Customer will use the Software only for executing trades in the ordinary course of its business, will not use or permit the use of the Software for any illegal purpose, and will use the Software solely in accordance with the terms of this Agreement.

     d) Customer will exercise reasonable care to preserve the condition of the Software and Equipment and will return it to FOC upon termination of this Agreement pursuant to section 11. Customer acknowledges that Customer is not the owner of the Software and Equipment, but is rather a bailee, and therefore, has no right to transfer or sublicense said Software and Equipment.

FIRST OPTIONS OF CHICAGO, INC.
===============================================================================
6. INDEMNIFICATION BY CUSTOMER. Customer will defend and indemnify FOC and its affiliates, employees, officers, directors, agents and independent contractors from and hold them harmless against, any claim, damage, loss, cost, or liability ("Claims") arising from or in any way relating to: (a) the use by Customer or by others on Customer's premises of any of the Software, Equipment, or Subsystems, or related materials; (b) Customer's data or information; (c) any and all regulatory actions, suits, arbitrations, causes of action, claims, counterclaims, fines, judgments or the defense of any such proceedings, arising from or in any way relating to the use by Customer of the Software, Equipment or Subsystems; (d) errors or unauthorized or negligent transactions by Customer or through the use of Software, Equipment or Subsystems; (e) any inaccuracy in any representation or warranty, or any breach of a covenant, made by Customer in this Agreement; (f) any claim by any third party, including but not limited to persons for whom Customer executes trades, based on or arising out of the Software, Equipment, Subsystem or Customer's use thereof; or (g) any wrongdoing, act or omission of Customer. Notwithstanding the foregoing, Customer may not settle any such Claim without FOC's prior written consent. If, for any reason whatsoever, Customer fails to diligently defend any such Claim, subject to Customer's indemnification obligations, FOC shall be entitled to defend and/or settle such Claim.

     Customer understands that it must monitor the Software and Equipment at all times for execution reports and immediately report to the appropriate order execution or supervisory desk of FOC any failure to receive execution reports that appear to be due to Customer.

7. FORCE MAJEURE. Neither party to this Agreement shall be liable to the other by reason of any failure in performance of this Agreement in accordance with its terms if such failure arises out of causes beyond the control and without the fault or negligence of such party. Such causes may include, but are not limited to, acts of God or of the public enemy, acts of civil or military authority, fires, strikes, floods, unavailability of energy resources, unavailability of communication lines or data feeds, delay in transportation, riots or war. In the event of any force majeure occurrence, the disabled party shall use its best efforts to meet its obligations as set forth in this Agreement. The disabled party shall advise the other party if it is unable to perform due to a force majeure event, the expected duration of the inability to perform, and of any developments (or changes therein) that appear likely to affect the ability of that party to perform any of its obligations hereunder in whole or part.

8. OWNERSHIP OF THE SOFTWARE; CONFIDENTIALITY. Customer acknowledges that this Agreement is not a sale of all or any part of the Software and that ownership in the Software remains in FOC and its licensors. Customer has no right or interest in the Software except as expressly provided in this Agreement. Customer agrees to preserve the confidentiality of the Software and to prevent disclosure of the Software to third parties.
     Upon reasonable notice, Customer will permit FOC to inspect Customer's facilities and computers for compliance with this Agreement, and will cooperate in every reasonable way with such inspection. Upon termination of this Agreement, Customer agrees to return to FOC all originals and copies of the Software or, at FOC's request, certify that all such originals and copies have been destroyed. Customer shall maintain and include on the Software and on all copies thereof all trademark, copyright, proprietary and trade secret notices provided by FOC or its suppliers. In the event of an actual or threatened breach of this provision regarding confidentiality, FOC will have no adequate remedy at law and will be entitled to immediate and injunctive and other equitable relief, without bond and without the necessity of showing actual money damages.

9. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to conflicts of law principles.

10.  ARBITRATION.

     a) Unless otherwise agreed upon pursuant to a commodity customer Arbitration Agreement, any controversy between FOC and Customer arising out of or relating to this Agreement shall be resolved through arbitration. Any arbitration under this Agreement shall be conducted, pursuant to the Federal Arbitration Act and the laws of the State of Illinois, before the Chicago Board Options Exchange or the New York Stock Exchange, or an arbitration facility provided by any other exchange of which FOC and Customer are members, or the National Association of Securities Dealers, and shall be conducted in accordance with the rules of the selected forum. The award of the arbitrators, or the majority of them, shall be final and binding, and judgment upon the award rendered may be entered in any court, state or federal, having jurisdiction.

     b) The parties expressly agree that any trade secrets or proprietary or confidential information of either party shall be disclosed during arbitration only upon the issuance of appropriate protective orders limiting the disclosure or discoverability of such information outside of the arbitration of this Agreement.

     c) Notwithstanding the foregoing, either party may seek injunctive relief from a court of competent jurisdiction if in its judgment such action is necessary to avoid irreparable harm or preserve the status quo. Customer acknowledges that its use of the Software other than in strict accordance with this Agreement or breach of a confidentiality requirement contained herein would result in irreparable harm.

11. TERM AND TERMINATION. Either party may terminate this Agreement with or without cause, at any time, effective immediately. The Software and Equipment shall be returned to FOC immediately upon termination of this Agreement in the same condition as when initially received by Customer, ordinary wear and tear excepted. Upon return of the Equipment, FOC shall inspect the Equipment and shall determine in its sole and absolute discretion if the Equipment is damaged beyond ordinary wear and tear ("Damaged")

FIRST OPTIONS OF CHICAGO, INC.
- --------------------------------------------------------------------------------
     If the returned Equipment is Damaged, or in the event that Customer refuses or is unable to return Equipment to FOC, FOC shall charge
     Customer the cost to replace the Equipment. Sections 2 through 20 shall survive any termination of this Agreement.

12. INDEPENDENCE OF PARTIES. Nothing in this Agreement shall be construed to create a joint venture, agency or partnership between Customer and FOC.

13. BINDING AGREEMENT; ASSIGNMENT. This Agreement shall be binding on the parties hereto and shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto, provided, however, that Customer may not assign, pledge, encumber or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of FOC.

14. ENTIRE AGREEMENT. This Agreement together with the Broker-Dealer/Market Maker Agreement and any commodity customer agreement constitutes the entire agreement between the parties with respect to the Software and Equipment provided now and in the future, and supersedes all prior and contemporaneous agreements, understandings, and commitments between FOC and Customer with respect to the subject matter hereof. Except as otherwise provided in this Agreement, no modification, amendment, or waiver of any of the provisions of this Agreement, by course of dealing or otherwise, will be effective unless approved in writing by the parties hereto. The failure of FOC or Customer at any time to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of FOC or Customer thereafter to enforce each and every provision hereof in accordance with its terms, and any waiver of any provision of this Agreement shall be effective only if given in writing by the applicable party.

15. SOFTWARE/EQUIPMENT RECEIPTS. Customer may be required to execute a Software/Equipment Receipt ("Receipt") for Software and Equipment provided to Customer in the future. The failure by FOC to require the execution of a Receipt shall not be considered a waiver of the terms of this Agreement.

16. SEVERABILITY. If any one or more of the provisions of this Agreement is held to be unenforceable or void, such provision will be limited and construed so as to make it enforceable or, if such limitation or construction is not possible or would be inconsistent with the parties' manifest intentions, such provision will be deemed stricken from this Agreement. In any event, all other provisions of this Agreement will remain in full force and effect.

17. NOTICE. All notices sent to the other party pursuant to this Agreement that are required to be in writing shall be delivered by hand, by certified or registered mail, postage prepaid, return receipt requested, or by overnight courier, to the address of FOC or Customer set forth in Customer's books and records and FOC's principal office or to such other person or address as FOC or Customer shall give notice pursuant to this Section. All notices shall be deemed received on the date of delivery if hand delivered, on the date scheduled for delivery if sent by courier, or on the date of receipt appearing on the return receipt if mailed.

18. CAPTIONS. The captions and other headings contained in this Agreement are for reference only and shall not affect the meaning or interpretation of this Agreement.

19. AUTHORIZATION. Customer represents and warrants to the other that it has full power and authority to enter into this Agreement, and that this Agreement has been validly authorized, executed, and delivered.

20. APPARENT AUTHORITY. Customer is solely responsible for the use of the Software and Equipment by Customer, its employees, its agents and any individual with apparent authority to use the Software and Equipment (collectively referred to as "Authorized Agents"). Any order entered on Customer's Equipment shall be deemed to be entered by an Authorized Agent so long as FOC reasonably believes that the order entered is genuine based on verification procedures. The verification procedures include the initial entry of a logon and password to use the Software. It shall be Customer's sole responsibility to ensure that all Authorized Agents are properly trained to use the Software. Any claims, liabilities, damages, losses or fines assessed as a result of any order entered by an Authorized Agent, regardless of whether entered by mistake, shall be borne by Customer.

IN WITNESS WHEREOF, Customer acknowledges that it has read, it understands, and it agrees to be bound by the terms and conditions of this Agreement as of the date first above written.

CUSTOMER

PEAK 6 Capital Management, LLC
- -----------------------------------
Name of LLC

/s/ Matthew Hulsizer        9/14/99     Matthew Hulsizer, Secretary
- -----------------------------------     --------------------------------------
Authorized Signature                    Print Name & Title
(Managing Member/Manager)

/s/ Jennifer Makowiec       9/14/99     Jennifer Makowiec, CEO & President
- -----------------------------------     --------------------------------------
Authorized Signature                    Print Name & Title
(Managing Member/Manager)

/s/ Mike Rothkopf           9/14/99     Mike Rothkopf, Head of Risk Management
- -----------------------------------     --------------------------------------
Authorized Signature                    Print Name & Title
(Managing Member/Manager)


                                   -16-